EXHIBIT 24

POWER OF ATTORNEY

I, Martina L. Bradford, do hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and any and all amendments to such report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 28th day of July, 2006.

/s/ Martina L. Bradford
Martina L. Bradford

POWER OF ATTORNEY

I, Thomas E. Costello, do hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and any and all amendments to such report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 21st day of July, 2006.

/s/ Thomas E. Costello
Thomas E. Costello

POWER OF ATTORNEY

I, Robert E. Evanson, do hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and any and all amendments to such report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 23rd day of July, 2006.

/s/ Robert E. Evanson
Robert E. Evanson

POWER OF ATTORNEY

I, G. Waddy Garrett, do hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and any and all amendments to such report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 30th day of July, 2006.

/s/ G. Waddy Garrett
G. Waddy Garrett

POWER OF ATTORNEY

I, Keith Hamill, do hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and any and all amendments to such report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 23rd day of July, 2006.

/s/ Keith Hamill
Keith Hamill

POWER OF ATTORNEY

I, Edward B. Hutton, Jr., do hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and any and all amendments to such report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 24th day of July, 2006.

/s/ Edward B. Hutton, Jr.
Edward B. Hutton, Jr.

POWER OF ATTORNEY

I, Thomas C. Norris, do hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and any and all amendments to such report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 31st day of July, 2006.

/s/ Thomas C. Norris
Thomas C. Norris

POWER OF ATTORNEY

I, James E. Rogers, do hereby constitute and appoint Bruce V. Thomas and Paul K. Suijk, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and any and all amendments to such report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 31st day of July, 2006.

/s/ James E. Rogers
James E. Rogers